CERTIFICATE OF REGISTRATION

PEERS QUALITY ASSURANCE LTD

This is to certify that

AL SHOLA AL MODEA GAS DISTRIBUTION LLC

Of

HAMZA BUILDING, A BLOCK 112, ZABEEL ROAD, KARAMA, DUBAI, UNITED ARAB EMIRATES

Operates a Quality Management System which has been assessed as conforming to:

ISO 9001:2015

For the Scope of activities:

Specialized Piping & Related Fittings Contracting

Distribution & Trading of Domestic Gas, Cookers & Cook Stoves, Central Gas Tanks Filling

Certificate Number:	UAE/5/3562775577
Date of Initial Assessment:	01/03/2025
Date of Registration:	04/04/2025
Date Re-Issued:	N/A
Date of Expiry:	04/04/2028

Certificate approved by:

Chris McMillan - Managing Director

Peers Quality Assurance Limited

This Certificate remains the property of
Peers Quality Assurance Limited
Suite 2, Austin Court
Walsall Road
Four Oaks
Sutton Coldfield
B74 4QY England
www.pqal.co.uk

For verification of this certificate, please contact the PQAL UK Office

MEMBER OF MULTILATERAL RECOGNITION ARRANGEMENT IAF

UKAS MANAGEMENT SYSTEMS 100113